UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



           Date of Report (date of earliest event reported): April 23, 2006


                            Nyer Medical Group, Inc.
             (Exact Name of Registrant as Specified in its Charter)


                                     Florida
               (State or other jurisdiction of incorporation)

       000-20175                                       01-0469607
      (Commission                                     (IRS Employer
       File Number)                                  Identification No.)


                1292 Hammond Street, Bangor, Maine           04401
              (Address of principal executive offices)     (Zip Code)

                                 (207) 942-5273
                           Registrant's telephone number,
                               including area code


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

( ) Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

( ) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240. 14a-12)

( ) Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))

  ( ) Pre-commencement communications pursuant to Rule l3e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))



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Item 1.01   Entry into a Material Definitive Agreement

     On April 23, 2006, D.A.W., Inc. dba Eaton Apothecary ("D.A.W.") (an 80% owned subsidiary of Nyer Medical Group, Inc.) purchased from Connors Pharmacy, Inc. ("Connors Pharmacy"), pursuant to a purchase agreement between D.A.W. and Connors Pharmacy, the tangible personal property of Connors Pharmacy as well as the good-will, going-concern value and prescription files and records for $810,249. On April 23, 2006, D.A.W. executed a promissory note in favor of Connors Pharmacy in the amount of the $410,249, which is payable in 36 monthly installments at 6% annual interest. The balance of the purchase price was paid in cash.













































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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                    Nyer Medical Group, Inc.


 Date: April 26, 2006               By: /s/ Karen L. Wright
                                            Karen L. Wright
                                            President







































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